SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2004

August Technology Corporation

(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(I.R.S. Employer Identification Number)

4900 West 78th Street Bloomington, MN	55435
(Address of Principal Executive Offices)	(Zip Code)

952-820-0080
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.                                                           Financial Statements and Exhibits.

(a)                                  Financial statements: None.

(b)                                 Pro forma financial information: None.

(c)                                  Exhibits:

99.1                           Press Release dated July 28, 2004

Item 12.                                                    Results of Operations and Financial Condition.

On July 28, 2004, August Technology Corporation issued a press release announcing its second quarter 2004 financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:             July 28, 2004

AUGUST TECHNOLOGY CORPORATION

By	/s/ Stanley D. Piekos
Stanley D. Piekos, Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 28, 2004	000-30637

EXHIBIT NO.	ITEM

99.1	Press Release dated July 28, 2004